                       Bay View Securitization Corporation
                        For Remittance Date: May 31, 1997

A.  PRINCIPAL BALANCE RECONCILIATION
                                                                                                                          Number of
                                                                               A-1             A-2             Total      Accounts
                                                                               ---             ---             -----      --------
    (A)  Original Principal Balance ..................................   200,979,000.00  52,245,989.00    253,224,989.00   21,106
    (B)  Beginning Period Principal Balance ..........................   160,490,276.27  52,245,989.00    212,736,265.27   18,958

    (C)  Collections (Regular Payments) ..............................     4,797,149.04           0.00      4,797,149.04      N/A
    (D)  Collections (Principal Payoffs) .............................     4,874,102.71           0.00      4,874,102.71      585
    (E)  Collections (Principal Recoveries) ..........................             0.00           0.00              0.00
    (F)  Withdrawal from Payahead (Principal) ........................             0.00           0.00              0.00      N/A
    (G)  Principal Reductions (Other) ................................             0.00           0.00              0.00        0
    (H)  Gross Charge Offs ...........................................       147,803.55           0.00        147,803.55       20
    (I)  Repurchases .................................................        25,343.10           0.00         25,343.10       24
    (J)  Ending Balance ..............................................   150,645,877.87  52,245,989.00    202,891,866.87   18,329


    Notional Principal Balance:
    (K)  Beginning ..................................................                                     138,706,230.51
    (L)  Ending .....................................................                                     129,997,514.89


    (M)  Certificate Factor .........................................         74.95602%     100.00000%       80.1231615%


B.  CASH FLOW RECONCILIATION
                                                                                                               Total
                                                                                                               -----
    (A)  Cash Wired ..................................................                                     12,226,104.24
    (B)  Interest Wired/Earned .......................................                                         51,549.48
    (C)  Withdrawal from Payahead Account ............................                                              0.00
    (D)  Advances ....................................................                                        110,021.75
    (E)  Repurchases .................................................                                         25,343.10
    (F)  Gross Charge-Off Recoveries .................................                                              0.00
    (G)  Gross Charge-Off Advances ...................................                                             33.75
    (H)  Spread Account Withdrawal ...................................                                              0.00
    (I)  "A" Surety Bond Draw for "I" Interest .......................                                              0.00
    (J)  "A" Surety Bond Draw for "A-1" Principal or Interest.........                                              0.00
    (K)  "A" Surety Bond Draw for "A-2" Principal or Interest.........                                              0.00

             TOTAL COLLECTIONS .......................................                                     12,413,052.32



C.  TRUSTEE DISTRIBUTION
                                                                                                               Total
                                                                                                               -----
    (A)  Total Cash Flow .............................................                                     12,413,052.32
    (B)  Unrecovered Interest Advances ...............................                                              6.75
    (C)  Servicing Fee (Due and Unpaid) ..............................                                        177,280.22
    (D)  Interest to "A-1" Certificate Holders, including Overdue ....                                        841,236.53
    (E)  Interest to "A-2" Certificate Holders, including Overdue ....                                        286,917.56
    (F)  Interest to "I" Certificate Holders, including Overdue ......                                        364,103.86
    (G)  Principal to "A-1" Certificate Holders, including Overdue ...                                      9,844,398.40
    (H)  Principal to "A-2" Certificate Holders, including Overdue ...                                              0.00
    (I)  Reinsurance Fee .............................................                                              0.00
    (J)  Surety Bond Fee .............................................                                         32,882.63
    (K)     First Loss Protection.....................................                        6,290.60
    (L)     Surety Bond Premium  .....................................                       26,592.03
    (M)  Interest Advance Recovery Payments ..........................                                              0.00
    (N)  Unreimbursed Draws on Class "A" Surety Bond for Class "A-1"                                                0.00
          Interest ...................................................
    (O)  Unreimbursed Draws on Class "A" Surety Bond for Class "A-2"                                                0.00
          Interest ...................................................
    (P)  Unreimbursed Draws on Class "A" Surety Bond for Class "I"                                                  0.00
          Interest ...................................................
    (Q)  Deposit to Payahead .........................................                                         23,897.50


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
                       Bay View Securitization Corporation
                        For Remittance Date: May 31, 1997

     (R) Account Interest to Servicer ................................                                         51,549.48
     (S) Excess Yield ................................................                                        790,779.39

              BALANCE ................................................                                              0.00

D.  SPREAD ACCOUNT AND SURETY RECONCILIATION
                                                                                        Spread Account      Surety Bond
                                                                                        --------------      -----------
     (A)  Beginning Balance ..........................................                    3,834,084.99    211,645,232.26
     (B)  Additions to Spread Amount .................................                      790,779.39               N/A
     (C)  Interest Earned ............................................                       12,777.32
     (D)  Draws ......................................................                      (63,520.28)             0.00
     (E)  Reimbursement for Prior Draws ..............................                             N/A              0.00
     (F)  Distribution of Funds to Servicer ..........................                    1,055,796.79              0.00
     (G)  Ending Balance .............................................                    3,518,324.63    201,783,116.93

     (H)  Required Balance ...........................................                    2,659,203.32    201,783,116.93
     (I)  Distribution to "IC" Class .................................                      859,121.31


E.  CURRENT RECEIVABLES DELINQUENCY
                 #Payment Delinquency                                             Number      Balance
                 --------------------                                             ------      -------
     (A)  31-60 ......................................................               60     524,148.50
     (B)  61-90 ......................................................               58     397,528.69
     (C)  91+ ........................................................                0           0.00
     (D)  Total ......................................................              118     921,677.19


F.  EXCESS YIELD
                                                                             Excess Yield     Pool             Excess
                        Month                                                   Balance       Balance          Yield %
                        -----                                                   -------       -------          -------
     (A)  Current ....................................................       790,779.39   202,891,866.87       0.3898%
     (B)  1st Previous ...............................................       981,167.62   212,736,265.27       0.4612%
     (C)  2nd Previous ...............................................     1,865,411.16   222,263,055.54       0.8393%
     (D)  3rd Previous ...............................................       908,876.61   232,197,769.47       0.3914%
     (E)  4th Previous ...............................................        67,520.70   241,523,355.39       0.0280%
     (F)  5th Previous ...............................................             0.00             0.00       0.0000%
     (G)  Six-Month Rolling Excess Yield .............................             0.00             0.00       0.0000%


G.  DELINQUENCY RATE (30+)
                                                                               Month          Pool
                        Month                                                 Balance         Balance             %
                        -----                                                 -------         -------             -
     (A)  Current ....................................................       921,677.19   202,891,866.87       0.4543%
     (B)  1st Previous ...............................................       892,119.21   212,736,265.27       0.4194%
     (C)  2nd Previous ...............................................       813,838.34   222,263,055.54       0.3662%
     (D)  Three-Month Rolling Average ................................       875,878.25   212,630,395.89       0.4119%


H.  NET LOSS RATE
                                                                                        Liquidation      Average         Defaulted
                        Month                                                  Balance    Proceeds       Balance        (Annualized)

                        -----                                                  -------    --------       -------        ------------

     (A)  Current ....................................................       147,803.55      0.00    207,814,066.07        0.0711%
     (B)  1st Previous ...............................................        84,111.63      0.00    217,499,660.41        0.0387%
     (C)  2nd Previous ...............................................        45,171.47      0.00    227,230,412.51        0.0199%
     (D)  Three-Month Rolling Average Net Default Rate ...............        92,362.22      0.00    217,514,712.99        0.0425%



                       Bay View Securitization Corporation
                        For Remittance Date: May 31, 1997

I.  CHARGE-OFF / RECOVERIES
                                                                                   Number         Balance
                                                                                   ------         -------
     (A)  Collection Period Charge-Off Receivables ...................               20         147,803.55
     (B)  Gross Charge-Offs Cumulative Receivables ...................               37         288,471.41
     (C)  Collection Period Recoveries on Charge-Offs ................                0               0.00
     (D)  Recoveries on Charge-Offs To-Date ..........................                0               0.00



J. REPOSSESSIONS

     (A)  Collection Period Repossessions ............................               21         249,630.44
     (B)  Aggregate Repossessions ....................................              153       1,884,435.99
     (C)  Unliquidated Repossessions .................................              110         917,084.58


K.  FORCED PLACE INSURANCE
     (A)  FPI Charge-Offs ............................................                0               0.00
     (B)  FPI Canceled/Waived/Removed/Reversed .......................               81         253,225.78


L.  PAYAHEAD RECONCILIATION

     (A)  Beginning Balance ..........................................       824,509.45
     (B)  Deposit ....................................................        23,897.50
     (C)  Withdrawal .................................................             0.00
     (D)  Ending Balance .............................................       848,406.95













Approved By: /s/ Michael A. Benavides
             -------------------------
             Michael A. Benavides
             Vice President, Controller
             California Thrift & Loan

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